Q2 2026 Earnings

2 Forward-looking statements and non-GAAP financial measures This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding market expansion and stabilization in demand, and operational efficiencies, including from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to attract and retain clients, (4) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its shareholders in response to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer, on the Company’s business, or other developments involving such an Offer; (5) actions of activist investors including costs and expenses incurred to address activism-related matters and the distraction of management from business operations in responding to those actions, including any proposals or a proxy contest for the election of directors at our annual meeting of shareholders; (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) our ability to successfully execute on business strategies and further digitalize our business model, (8) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (9) new laws, regulations, and government incentives that could affect our operations or financial results, (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (11) our ability to successfully integrate acquired businesses, and (12) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated. In addition, we use several non-GAAP financial measures when presenting our financial results in this presentation. Please refer to the reconciliations between our U.S. GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

3 Q2 2026 Overview Total revenue of $443 million was up 12% ▪ Strong performance in our skilled businesses and a return to growth in our core, on-demand business Net loss of $3.4 million compared to $0.2 million in Q2 2025 ▪ Includes a non-cash loss of $3 million on assets held-for-sale ▪ Gross margin declined 3 percentage points due to the workers’ compensation and government subsidies benefits reported in the prior year and anticipated shift in business mix with continued growth in skilled energy work ▪ SG&A improved 7% driven by disciplined cost management ▪ Adjusted EBITDA1 improved to $11 million compared to $3 million in Q2 2025 Solid liquidity position ▪ Cash of $23 million, debt of $82 million and $56 million of unused borrowing base for total liquidity of $79 million ▪ Increased working capital by $22 million 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

4 Financial summary Amounts in millions, except per share data Q2 2026 Q2 2025 Change Revenue $443 $396 +12 % Net loss -$3.4 -$0.2 NM Net loss per diluted share -$0.11 -$0.01 NM Net loss margin -0.8% 0.0% -80 bps Adjusted net income (loss)1 $1.8 -$2.2 NM Adj. net income (loss) per diluted share $0.06 -$0.07 NM Adj. net income (loss) margin 0.4% -0.5% +90 bps Adjusted EBITDA $11.4 $2.6 +332 % Adjusted EBITDA margin 2.6% 0.7% +190 bps NM - Not meaningful 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

5 Gross margin and SG&A bridges G ro ss m ar gi n 23.6% -1.2% -0.8% -0.9% 20.7% Q2 2025 Workers’ Compensation COVID-19 government subsidies Mix Q2 2026 SG &A $90 -$8 $2 $84 Q2 2025 Core business Q2 2026 Amounts in millions 1 Represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information. Adjusted EBITDA exclusions1

6 Q2 2026 Results by segment Amounts in millions PeopleReady PeopleManagement PeopleSolutions Revenue $262 $134 $47 % Change +23% 0% -5% Segment profit1 $9 $5 $5 % Change +460% +21% +91% % Margin 3.3% 3.7% 10.3% Change +260 bps +60 bps +510 bps Notes: • Revenue: • Outperformance in the energy vertical paired with a return to growth in our core, on-demand business • Margin: • As expected, favorable prior year workers’ compensation reserve adjustments did not repeat at the same level • The workers’ compensation headwind was offset by cost actions and operating leverage as revenue increased • Revenue: • Growth in commercial driving services offset by lower on- site client volumes • Momentum building with on- site business wins and expansions • Margin: • Expansion due to disciplined cost management • Revenue: • While hiring volumes remained subdued, new business wins and expansions signal stabilizing trends • Margin: • Expansion primarily due to strategic cost actions 1 We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment.

7 Solid balance sheet and focused capital strategy Amounts in millions $79 $82 $23 $56 Liquidity Debt Unused borrowing base1 Cash Ample liquidity Balanced capital priorities • Strategic investments to accelerate organic growth • Reduce debt to strengthen liquidity position and drive enhanced financial flexibility • Excess capital returned to shareholders through share repurchases Note: Figures may not sum to consolidated totals due to rounding. 1 Borrowing under our revolving credit agreement is subject to a borrowing base determined by eligible receivable accounts less specified reserves.

8 Outlook

9 Select outlook information Item Q3 2026 Commentary Revenue $461M to $481M +7% to +11% vs. prior year Assumes current market conditions continue into Q3 with improved trends across all three segments and continued strength in skilled businesses. Gross margin 20.4% to 20.8% -2.3 to -1.9 pp vs. prior year Gross margin decline due primarily to changes in business mix. Refer to the EBITDA adjustments below for additional information on expected costs. SG&A $85M to $89M -7% to -3% vs. prior year Reduction in core SG&A driven by disciplined cost management. Refer to the EBITDA adjustments below for additional information on expected expense. EBITDA adjustments1 $3M • $1M in SaaS amortization included in SG&A • $1M in software depreciation included in cost of services • $1M in other SGA adjustments Shares 30.5M Reflects approximate basic weighted average shares outstanding and does not include the impact of any potential share repurchases. Item FY 2026 Commentary CapEx2 $10M to $14M Depreciation expected to be $23M to $27M and includes $4M of software depreciation reported in cost of services. Income Tax Expense $1M to $5M Minimal income tax expense expected due to the valuation allowance in effect. 1 Refer to the appendix to this presentation for a definition of non-GAAP financial measures. 2 Includes planned investments in software as a service (“SaaS”) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

10 Appendix

11 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP measure Definition Purpose of adjusted measures Adjusted net income (loss) and Adjusted net income (loss) per diluted share Net loss and net loss per diluted share, excluding: – non-cash amortization of intangibles, – acquisition/integration costs, – non-cash loss on assets held-for-sale, – non-cash goodwill and intangible asset impairment charge, – workforce reduction costs, – COVID-19 government subsidies, net, and – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. EBITDA and Adjusted EBITDA EBITDA excludes from net loss: – income tax expense, – interest and other (income) expense, net, and – non-cash depreciation and amortization. Adjusted EBITDA further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – acquisition/integration costs, – non-cash loss on assets held-for-sale, – non-cash goodwill and intangible asset impairment charge, – workforce reduction costs, – COVID-19 government subsidies, net, and – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted SG&A expense Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – acquisition/integration costs, – workforce reduction costs, – COVID-19 government subsidies, net, and – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

12 1. RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE (Unaudited) 13 weeks ended (in thousands, except for per share data) Jun 28, 2026 Jun 29, 2025 Net loss $ (3,369) $ (160) Non-cash amortization of intangible assets 651 885 Acquisition/integration costs 10 153 Non-cash loss on assets held-for-sale 3,026 — Non-cash goodwill and intangible asset impairment charge — 200 Workforce reduction costs (1) 640 3,445 COVID-19 government subsidies, net (2) — (8,573) Other adjustments, net (3) 842 1,883 Adjusted net income (loss) $ 1,800 $ (2,167) Adjusted net income (loss) per diluted share $ 0.06 $ (0.07) Diluted weighted average shares outstanding 31,523 29,856 Margin / % of revenue: Net loss (0.8) % — % Adjusted net income (loss) 0.4% (0.5) % Refer to the last slide of the appendix for footnotes.

13 2. RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Jun 28, 2026 Jun 29, 2025 Net loss $ (3,369) $ (160) Income tax expense 887 122 Interest and other (income) expense, net 1,320 (2,903) Non-cash depreciation and amortization (4) 6,813 7,502 EBITDA 5,651 4,561 Third-party processing fees for hiring tax credits (5) — (60) Amortization of software as a service assets (6) 1,259 1,036 Acquisition/integration costs 10 153 Non-cash loss on assets held-for-sale 3,026 — Non-cash goodwill and intangible asset impairment charge — 200 Workforce reduction costs (1) 640 3,445 COVID-19 government subsidies, net (2) — (8,573) Other adjustments, net (3) 842 1,883 Adjusted EBITDA $ 11,428 $ 2,645 Margin / % of revenue: Net loss (0.8) % — % Adjusted EBITDA 2.6% 0.7%

14 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Jun 28, 2026 Jun 29, 2025 Selling, general and administrative expense $ 83,831 $ 89,798 Third-party processing fees for hiring tax credits (5) — 60 Amortization of software as a service assets (6) (1,259) (1,036) Acquisition/integration costs (10) (153) Workforce reduction costs (1) (602) (3,311) COVID-19 government subsidies, net (2) — 5,378 Other adjustments, net (3) (842) (1,883) Adjusted SG&A expense $ 81,118 $ 88,853 % of revenue: Selling, general and administrative expense 18.9% 22.7 % Adjusted SG&A expense 18.3% 22.4%

15 Footnotes: 1. Workforce reduction costs were reported as $0.1 million in cost of services and $0.6 million in selling, general and administrative expense for the 13 weeks ended June 28, 2026. Workforce reduction costs were reported as $0.1 million in cost of services and $3.3 million in selling, general and administrative expense for the 13 weeks ended June 29, 2025. 2. COVID-19 government subsidies net of related fees for the 13 weeks ended June 29, 2025 were $8.6 million with $3.2 million reported in cost of services and $5.4 million in selling, general and administrative expense. 3. Other adjustments for the 13 weeks ended June 28, 2026 and June 29, 2025 include non-routine professional fees and other expenses. 4. Includes software depreciation reported in cost of services. 5. These third-party processing fees are associated with generating hiring tax credits. 6. Amortization of software as a service assets is reported in selling, general and administrative expense.

TrueBlue, Inc. (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first — advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands — PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals — provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed, and scale to the changing world of work.